UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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AudioEye, Inc.
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5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(866) 331-5324

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 9, 2020

Online Meeting Only — No Physical Meeting Location
Virtual Meeting Site: www.vritualshareholdermeeting.com/AEYE2020SM

 NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AudioEye, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, December 9, 2020, at 10 a.m. (Eastern Time) (the “Special Meeting”), for the following purposes:

1.	To approve the AudioEye, Inc. 2020 Equity Incentive Plan; and

2.	To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Special Meeting will be virtual and will be held entirely online via live webcast at www.vritualshareholdermeeting.com/AEYE2020SM. There will not be an option to attend the meeting in person. Stockholders will have the same opportunities to participate in the Special Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website.

The Board of Directors has fixed the close of business on November 6, 2020, as the record date for the Special Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ DR. CARR BETTIS
Dr. Carr Bettis
Executive Chairman

Tucson, Arizona
November [ ], 2020

Important notice regarding the availability of proxy materials for the Special Meeting of Stockholders to be held on December 9, 2020: This Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com.

i

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(866) 331-5324

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 9, 2020

This proxy statement and the accompanying proxy card are being furnished to holders of shares of common stock of AudioEye, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use in connection with a Special Meeting of Stockholders (the “Special Meeting”) to be held on December 9, 2020 at 10 a.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth herein. The Special Meeting will be virtual and will be held entirely online via live webcast at www.vritualshareholdermeeting.com/AEYE2020SM.

This proxy statement and the proxy card are first being sent to stockholders commencing on or about November 10, 2020. We will pay for the cost of soliciting proxies to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2020.

This Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com.

In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to the Special Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

How can I participate in the Special Meeting?

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location.

To participate in the Special Meeting, visit www.vritualshareholdermeeting.com/AEYE2020SM and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 9:30 a.m., Eastern Time (“ET”), on December 9, 2020. The meeting will begin promptly at 10 a.m. ET on December 9, 2020.

If you wish to submit a question during the meeting, log into the virtual meeting platform at www.vritualshareholdermeeting.com/AEYE2020SM, and follow the instructions in the virtual meeting platform for submitting a question. Questions must pertain to meeting matters, and the question and answer session will be subject to time constraints and rules of conduct. Questions regarding personal matters, including those related to employment, product issues or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered.

If you encounter any technical difficulties with the virtual meeting platform on the Special Meeting day either during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting platform log in page.

Who can vote at the Special Meeting?

You are entitled to vote at the Special Meeting if you owned shares of our common stock, par value $0.00001 per share, or shares of our Series A Convertible Preferred Stock, par value $0.00001 per share, as of the close of business on November 6, 2020 (the “Record Date”).  Each share of our common stock entitles the holder of such share on the Record Date to one vote on each matter submitted to the stockholders at the Special Meeting.  On each such matter submitted to the stockholders, each holder of our Series A Convertible Preferred Stock is entitled to cast a number of votes that is equal to the number of whole shares of common stock into which the holder’s shares of Series A Convertible Preferred Stock were convertible on the Record Date.

On the Record Date, [ ] shares of common stock and [ ] shares of Series A Convertible Preferred Stock were outstanding and eligible to be voted at the Special Meeting. Such outstanding shares of Series A Convertible Preferred Stock were convertible as of the Record Date into a total of [ ] shares of common stock.

The presence, virtually or by proxy, of the holders of a majority of the voting power of our outstanding stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. The holders of our common stock and Series A Convertible Preferred Stock will vote as a single class on the matters submitted to the stockholders at the Special Meeting.

Am I a stockholder of record?

If at the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record.

What if my shares are not registered directly in my name but are held in street name?

If at the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are considered the “beneficial owner” of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

If I am a stockholder of record of common stock and/or a holder of Series A Convertible Preferred Stock, how do I cast my vote?

Voting by Mail.  You may vote your shares by proxy via mail. By marking, signing and dating the proxy card and returning it in the postage-prepaid and addressed envelope enclosed with these proxy materials, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted even if you later find yourself unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts and/or that you hold shares of both common stock and Series A Convertible Preferred Stock. Please sign and return all proxy cards that you receive to ensure that all of your shares are voted.

Voting at the Special Meeting.  If you plan to attend the Special Meeting and to vote during the meeting, we will provide you with an online ballot during the Special Meeting through the virtual stockholder meeting platform at www.vritualshareholdermeeting.com/AEYE2020SM.  To vote at the meeting, please follow the instructions on your proxy card. We recommend you vote by proxy even if you plan to attend the Special Meeting. You can always change your vote at the meeting.

Voting by Telephone.  To vote by proxy over the telephone, please follow the voting instructions and use the toll-free telephone number on your proxy card. You may submit your proxy over the phone 24 hours a day until 11:59 p.m. ET on the day before the meeting date. If you are a record holder and you vote by proxy over the telephone, you do not need to complete and mail a proxy card.

Voting Online.  If you wish to vote by proxy online, please follow the instructions included on your proxy card to obtain your records and to create an electronic voting instruction form.  You may submit your proxy online 24 hours a day until 11:59 p.m. ET on the day before the meeting date. If you are a record holder and you vote by proxy online, you do not need to complete and mail a proxy card.

If I am a beneficial owner of the Company’s shares, how do I vote?

If you are a beneficial owner of shares held in street name through a brokerage firm, bank, dealer, or other similar organization, you will receive instructions from that organization, which you must follow to vote your shares. Brokerage firms, banks, dealers and other nominees typically have a process for their beneficial holders to provide voting instructions online or by telephone. If you hold your shares in street name and wish to vote at the virtual Special Meeting, please obtain instructions on how to vote at the meeting from your broker, bank or other nominee.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•	You may timely submit a later-dated proxy via the Internet, by telephone or by mail;

•	You may send a written notice that you are revoking your proxy to AudioEye, Inc., Attention: Sachin Barot, Chief Financial Officer, 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711; or

•	You may attend and vote your shares at the Special Meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Please note, however, that any beneficial owner of our common stock whose shares are held in street name may (a) revoke his or her proxy and (b) attend and vote his or her shares at the Special Meeting only in accordance with applicable rules and procedures that may then be employed by such beneficial owner’s brokerage firm, bank, dealer, or other similar organization.

What am I voting on?

The following proposals are scheduled for a vote at the Special Meeting:

•	Proposal 1 – To approve the AudioEye, Inc. 2020 Equity Incentive Plan; and

•	Proposal 2 – To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.

How many votes are needed to approve each proposal?

In voting with regard to Proposal 1, you may vote in favor of the proposal, against the proposal, or abstain from voting. The vote required to approve Proposal 1 is a majority of the voting power of our shares present virtually or represented by proxy at the Special Meeting and entitled to vote on Proposal 1, provided a quorum is present. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

In voting with regard to Proposal 2, you may vote in favor of the proposal, against the proposal, or abstain from voting. The vote required to approve Proposal 2 is a majority of the voting power of our shares present virtually or represented by proxy at the Special Meeting and entitled to vote, even if less than a quorum. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

What does it mean if I receive more than one proxy card or voting instruction form?

If you received more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each proxy card and voting instruction form to ensure that all of your shares are voted.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted toward the vote total for each proposal and will have the same effect as “Against” votes.

A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  If your shares are held in street name and you do not vote your shares, your bank or brokerage firm can only vote your shares in their discretion for proposals which are considered “routine” proposals. Proposal 2 is considered a routine proposal, and therefore we do not expect any broker non-votes on Proposal 2. Proposal 1 is a “non-routine” proposal, and therefore there may be broker non-votes with respect to Proposal 1.  Broker non-votes will be counted for the purpose of determining if a quorum is present but, with respect to Proposal 1, will not be counted toward the vote total for, and will not have an effect on the outcome of, Proposal 1.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposal 1, the approval of the AudioEye, Inc. 2020 Equity Incentive Plan, and “For” Proposal 2, the approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these officers, directors and employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

When will voting results be made available?

We will announce the final voting results in a Current Report on Form 8-K that will be filed with the SEC within four business days following the Special Meeting (i.e., on or before Tuesday, December 15, 2020).

PROPOSAL 1

APPROVAL OF THE AUDIOEYE, INC. 2020 EQUITY INCENTIVE PLAN

On October 29, 2020, the Board, at the recommendation of the Compensation Committee, approved the AudioEye, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), subject to approval by our stockholders at the Special Meeting. The 2020 Plan will become effective on the date it is approved by our stockholders.

After the 2020 Plan is approved by our stockholders, no new awards will be made under the AudioEye, Inc. 2019 Equity Incentive Plan, as amended (the “2019 Plan”). The number of shares of our common stock that may be the subject of awards and issued under the 2020 Plan is 1,000,000. Awards outstanding under the 2019 Plan as of the date stockholders approve the 2020 Plan will continue to be subject to the terms of the 2019 Plan, and under no circumstances will the shares subject to any expired, forfeited or cancelled awards or awards settled in cash under the 2019 Plan, or any shares available for future awards under the 2019 Plan, become available for awards under the 2020 Plan.

Stockholder Approval and Board Recommendation

Stockholder approval of the 2020 Plan is being sought in order to (i) satisfy the stockholder approval requirements of the Nasdaq Capital Market and (ii) obtain stockholder approval of the number of shares that may be subject to incentive stock options under Internal Revenue Code (“Code”) Section 422.

As of October 26, 2020, no shares remained available for issuance as new awards under the 2019 Plan. Therefore, if the 2020 Plan is not approved by our stockholders, we will not be able to utilize equity-based awards as a form of compensation, except to the extent outstanding awards under the 2019 Plan expire or are canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related.

Although at our 2020 Annual Meeting of Stockholders held on May 18, 2020, our stockholders approved an amendment and restatement of the 2019 Plan to, among other things, increase the maximum number of shares available for issuance thereunder by 900,000 shares from 1,000,000 shares to 1,900,000 shares, since August 2020, we have undergone significant changes in management, including appointing David Moradi as our Interim Chief Executive Officer and Chief Strategy Officer on August 13, 2020. Further, many of the shares subject to equity awards granted since May 18, 2020 have been full value awards (awards other than stock options and stock appreciation rights), which count against the 2019 Plan’s authorized share reserve as two shares of common stock for every one share of common stock granted in connection with such award, which resulted in the available share reserve under the 2019 Plan being depleted much more rapidly than if fewer full value awards had been granted. Mr. Moradi agreed to compensation for serving in the roles of Interim Chief Executive Officer and Chief Strategy Officer almost entirely in the form of equity with performance criteria based on the trading price for our common stock and our achievement of monthly recurring revenue targets, which is the metric that we believe is most closely tied to increasing the value of our company. Our compensation arrangements with Mr. Moradi resulted in the grant of 260,000 performance shares under the 2019 Plan, which are described in more detail below under “Executive Compensation – Summary of Compensatory Arrangements with Named Executive Officers, including in connection with a Termination or a Change in Control – Employment Agreement with David Moradi.”

Since Mr. Moradi has assumed the role of Interim Chief Executive Officer, he has been building a team of executives and key advisors to help accelerate our growth. As is customary for high growth technology companies like ours, providing equity compensation to key employees and advisors has been an essential compensation tool to attract talented service providers, who expect to share in the value they create for our stockholders. The combination of the large, one-time grant to Mr. Moradi in connection with his appointment as Interim Chief Executive Officer and Chief Strategy Officer together with the building out of additional management resources under Mr. Moradi, who also is our largest stockholder, has resulted in the Company granting equity awards at a higher rate than it had historically. Although we do not expect to continue to grant equity awards at the rate we have since August 2020, equity compensation will continue to be a key component of providing competitive compensation needed to attract and retain top talent in the technology industry and grow the Company.

In the event the 2020 Plan is not approved by our stockholders, we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent. In setting the number of shares to be available for issuance under the 2020 Plan, we considered the fact that under the 2020 Plan, shares of common stock granted in connection with any awards, including full value awards, will count as one share against the 2020 Plan's authorized share reserve, unlike the 2019 Plan, under which shares of common stock granted in connection with full value awards are counted against the 2019 Plan’s authorized share reserve as two shares of common stock for every one share of common stock granted in connection with such award.  We also considered our estimated going forward competitive usage needs for existing employees and potential new hires for approximately the next two to three years. However, our share usage depends on the future price of our common stock, competitive market practices, acquisition activity, award amounts, hiring, promotion activity and retention needs. As a result, the shares available for issuance under the 2020 Plan could last for a longer or shorter period of time depending on those factors. Based on these considerations, 1,000,000 shares are being proposed to be made available for issuance under the 2020 Plan, which the Compensation Committee and Board believe represents an appropriate amount at this time.

Each year, the Compensation Committee and our management review our overall compensation strategy and determine allocations of cash and equity compensation in light of our pay for performance philosophy.  We believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests.  We are also committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution.  If the 2020 Plan is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation, and we would be at a severe disadvantage if we could not use equity awards covering a meaningful number of shares to recruit and retain key talent in this competitive market for human capital.

The Board recommends that our stockholders vote FOR the 2020 Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, and will provide us with a share reserve that will enable us to continue to provide a competitive mix of compensation to key employees and potential new employees.

Key Compensation Practices

The 2020 Plan includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

•	No repricing of underwater options or stock appreciation rights without stockholder approval. The 2020 Plan prohibits, without stockholder approval, actions to reprice, replace, or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

•	No discounted option or SAR grants. The 2020 Plan requires that the exercise price of options or SARs be at least equal to the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

•	No liberal share recycling. We may not add back to the 2020 Plan's share reserve any shares that are delivered or withheld to pay the exercise price of an option award or to satisfy a tax withholding obligation in connection with any awards, shares that we repurchase using option exercise proceeds and shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise.

•	No liberal definition of “change in control.” No change in control would be triggered by stockholder approval of a business combination transaction, the announcement or commencement of a tender offer or any Board assessment that a change in control may be imminent.

•	“Double trigger” acceleration of equity awards upon a change in control. The 2020 Plan provides for vesting of time-based equity awards or performance-based equity awards based on both (1) the occurrence of a change in control and (2) an accompanying involuntary termination of service without cause or a termination for good reason, within 12 months after the change in control (other than in the event awards are not continued, assumed, or replaced in connection with a corporate transaction, in which case they will accelerate upon the change in control, or in the event the award agreement provides otherwise).

•	Limits on dividends and dividend equivalents. The 2020 Plan prohibits the payment of dividend equivalents on stock options and SARs, and requires that any dividends and dividend equivalents payable or credited on unvested awards other than options and SARs (“full value awards”) must be subject to the same restrictions and risk of forfeiture as the underlying shares or share equivalents.

Description of the 2020 Plan

The major features of the 2020 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached to this proxy statement as Appendix A.

Eligible Participants. Employees, consultants and advisors of the Company or any subsidiary, as well as non-employee directors of the Company, will be eligible to receive awards under the 2020 Plan. As of October 26, 2020, there were 96 employees, three non-employee directors and an indeterminate number of consultants and advisors who would be eligible to receive awards under the 2020 Plan. Although not necessarily indicative of future grants under the 2020 Plan, as of October 26, 2020, six consultants or advisors have been granted awards under the 2019 Plan.

Administration. The 2020 Plan will be administered by the Compensation Committee. To the extent not inconsistent with applicable law or stock exchange rules, the Compensation Committee may delegate its duties, power and authority under the 2020 Plan to any one or more of its members, or, with respect to awards to participants who are not themselves our directors or executive officers, to one or more of our directors or executive officers or to a committee of the Board comprised of one or more directors. The Compensation Committee may also delegate non-discretionary administrative responsibilities in connection with the 2020 Plan to such other persons as it deems advisable. The full Board will perform the duties and have the responsibilities of the Committee with respect to awards under the 2020 Plan that are made to our non-employee directors.

The Compensation Committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares covered by each award, and the terms and conditions of the awards. There is no minimum vesting period required for awards granted under the 2020 Plan. The Compensation Committee may also establish and modify rules to administer the 2020 Plan, adopt sub-plans applicable to certain awards, interpret the 2020 Plan and any related award agreement, cancel or suspend an award, accelerate the vesting of an award, extend the exercise period of an award and otherwise modify or amend the terms of outstanding awards to the extent permitted under the 2020 Plan. Unless an amendment to the terms of an award is necessary to comply with applicable laws or stock exchange rules or any compensation recovery policy, a participant whose rights would be materially impaired by such an amendment must consent to it.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2020 Plan prohibits us from repricing any outstanding option or SAR awards without the prior approval of our stockholders. For these purposes, a “repricing” includes amending the terms of an option or SAR award to lower the exercise price, canceling an option or SAR award in conjunction with granting a replacement option or SAR award with a lower exercise price, canceling an option or SAR award in exchange for cash, other property or grant of a new full value award at a time when the per share exercise price of the option or SAR award is greater than the fair market value of a share of our common stock, or otherwise making an option or SAR award subject to any action that would be treated under accounting rules as a “repricing.”

Available Shares and Limitations on Awards. A maximum of 1,000,000 shares of our common stock may be the subject of awards and issued under the 2020 Plan. The shares of common stock issuable under the 2020 Plan may come from authorized and unissued shares or treasury shares. Full value awards, options and SARs granted under the 2020 Plan will count as one share against the 2020 Plan's authorized share reserve. The share limitations under the 2020 Plan are subject to adjustment for changes in our corporate structure or shares, as described below.

Any shares of common stock subject to an award under the 2020 Plan that expires, is cancelled or forfeited, or is settled for cash will, to the extent of such expiration, cancellation, forfeiture or cash settlement, automatically replenish the 2020 Plan share reserve and become available for future awards. Any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares repurchased by the Company using option exercise proceeds, and any shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise shall not become available for future awards or replenish the 2020 Plan share reserve.

Awards that may be settled solely in cash will not reduce the share reserve. Awards granted or shares of our common stock issued under the 2020 Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries (referred to as “substitute awards”) will not reduce the share reserve under the 2020 Plan. Additionally, if a company acquired by us or any of our subsidiaries has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the 2020 Plan and will supplement the share reserve under the 2020 Plan, but only if the awards are made to individuals who were not employed by or providing services to us or any of our subsidiaries immediately prior to such acquisition.

Limits on Awards to Non-Employee Directors. The maximum number of shares subject to awards granted to any non-employee director during any calendar year, together with any cash fees paid to such non-employee director during such calendar year, may not exceed a total value of $400,000.

Share Adjustment Provisions. If certain transactions with our stockholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends, rights offerings or certain recapitalizations (referred to as “equity restructurings”), the Compensation Committee will make such adjustments as it deems equitable and appropriate to: (i) the aggregate number and kind of shares or other securities issued or reserved for issuance under the 2020 Plan, (ii) the number and kind of shares or other securities subject to outstanding awards, (iii) the exercise price of outstanding options and SARs, and (iv) award limitations prescribed by the 2020 Plan. Other types of transactions may also affect our common stock, such as reorganizations, mergers, consolidations or liquidations. If there is such a transaction and the Compensation Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the 2020 Plan, the Compensation Committee will make such adjustments as it may deem equitable.

Types of Awards. The 2020 Plan permits us to award stock options, SARs, restricted stock awards, stock unit awards, and other stock-based awards and cash incentive awards to eligible recipients. These types of awards are described in more detail below.

Options. Employees of our Company or any subsidiary may be granted options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be granted options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier, and except that the exercise price of an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of stock in our company or a subsidiary shall not be less than 110% of the fair market value of one share of our common stock on the date of grant. “Fair market value” under the 2020 Plan as of any date means the closing sale price of a share of our common stock on the Nasdaq Capital Market on that date. As of October 26, 2020, the closing sale price of a share of our common stock on the Nasdaq Capital Market was $16.38.

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the Compensation Committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to us (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee, and no option may have a term greater than 10 years from its date of grant, provided that the term of an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of stock in our company or a subsidiary shall not be more than 5 years. No dividends or dividend equivalents may be paid or credited with respect to shares subject to an option award.

The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as nonqualified stock options. The maximum number of shares that may be issued upon the exercise of incentive stock option awards under the 2020 Plan is equal to the size of the 2020 Plan’s share reserve as described above.

Stock Appreciation Rights. A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares. The Compensation Committee determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. No dividends or dividend equivalents may be paid or credited with respect to shares subject to a SAR award. A SAR award may not have a term greater than 10 years from its date of grant, and will be subject to such other terms and conditions, consistent with the terms of the 2020 Plan, as may be determined by the Compensation Committee.

Restricted Stock Awards. A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the Compensation Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals. Any dividends or distributions payable with respect to shares that are subject to the unvested portion of a restricted stock award will be subject to the same restrictions and risk of forfeiture as the shares to which such dividends or distributions relate. Unless otherwise provided in an award agreement, participants are entitled to vote restricted shares prior to the time they vest.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of a specified number of shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times, in such installments and subject to such conditions as may be determined by the Compensation Committee, including the satisfaction of specified performance goals. Until it vests, a stock unit award is subject to restrictions and the possibility of forfeiture. Following the vesting of a stock unit award, settlement of the award and payment to the participant will be made at such time as determined by the Compensation Committee. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2020 Plan, as may be determined by the Compensation Committee. The Compensation Committee may provide for the payment of dividend equivalents on stock unit awards and other stock-based awards, but any such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the underlying units or other share equivalents to which such dividend equivalents relate.

Other Stock-Based Awards. The Compensation Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the 2020 Plan. The Compensation Committee has discretion in determining the terms and conditions of such awards.

Cash Incentive Awards. Cash incentive awards are performance-based awards, the payment of which are contingent upon the achievement of one or more specified performance goals over a specified performance period. The Compensation Committee has discretion in determining the dollar-denominated amounts, terms and conditions of such awards. Payment of the settlement amount of a cash incentive award may be made in the form of cash, shares of our common stock under the 2020 Plan, other forms of awards under the 2020 Plan or any combination of the foregoing.

Transferability of Awards. In general, no right or interest in any award under the 2020 Plan may be assigned, transferred, exchanged or encumbered by a participant, voluntarily or involuntarily, except by will or the laws of descent and distribution. However, the Compensation Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

Change in Control.  If a change in control of the Company that involves a corporate transaction occurs, then the consequences will be as described below, unless otherwise provided in an applicable award agreement or another written agreement between the participant and the Company. If outstanding awards are continued, assumed or replaced by the surviving or successor entity in connection with a corporate transaction, and if within 12 months after the corporate transaction a participant’s employment or other service is involuntarily terminated without cause or the participant voluntarily terminates his or her employment or other service for good reason, (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s unvested full value awards will fully vest. For these purposes, a performance-based full value award will be considered fully vested if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period elapsed prior to the participant’s termination of employment or other service.

If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction, and (ii) all full value awards will fully vest immediately prior to the effective time of the corporate transaction. In this scenario, performance-based full value awards will be considered fully vested in the same manner as described above, except that the proportionate vesting amount will be determined with respect to the portion of the performance period that elapsed prior to the corporate transaction. Alternatively, if outstanding awards are not continued, assumed or replaced, the Committee may elect to cancel such awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award immediately prior to the effective date of such corporate transaction (which may be the fair market value of the consideration to be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

Unless otherwise provided in an applicable award agreement or another written agreement between the participant and the Company, if a change in control of the Company occurs that does not involve a corporate transaction, all awards will continue with their terms; provided, however, if within 12 months after the change of control, a participant is involuntarily terminated from service for reasons other than cause or voluntarily terminates his or her service for good reason, then (i) outstanding options and SARs that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the participation’s termination, and (ii) each of the participant’s unvested full value awards will fully vest. For these purposes, a performance-based full value award will be considered fully vested if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period elapsed prior to the participant’s termination of employment or other service.

For purposes of the 2020 Plan, the following terms have the meanings indicated:

“Cause” with respect to any participant will have the meaning specified in the participant’s award agreement or, in the absence of any definition in the award agreement, will have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the participant and us or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the participant’s failure to substantially perform the fundamental duties and responsibilities associated with the participant’s position for any reason other than a physical or mental disability, including the participant’s failure or refusal to carry out reasonable instructions; (ii) the participant’s material breach of any material written Company policy; (iii) the participant’s gross misconduct in the performance of the participant’s duties for the Company; (iv) the participant’s material breach of the terms of his or her employment, consulting or other similar agreement with us; (v) being arrested or charged with any fraudulent or felony criminal offense or any other criminal offense which reflects adversely on the Company or reflects conduct or character that the Board reasonably concludes is inconsistent with continued employment; or (vi) any criminal conduct that is a “statutory disqualifying event” (as defined under federal securities laws, rules and regulations).

“Change in control” generally refers to a corporate transaction (as defined above), the acquisition by a person or group of beneficial ownership of more than 80% of the combined voting power of our stock, or our “continuing directors” ceasing to constitute a majority of our Board.

“Corporate transaction” generally means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company.

“Good reason” with respect to any participant will have the meaning specified in the participant’s award agreement or, in the absence of any definition in the award agreement, will have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting, or other agreement for the performance of services between the participant and us or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the participant of any duties inconsistent in any material respect with the participant’s duties or responsibilities as assigned by us, or any other action by us which results in a material diminution in such duties or responsibilities, excluding an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by us promptly after receipt of notice thereof given by the participant; or (ii) any material failure by us to comply with our obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by us promptly after receipt of notice thereof given by the participant.

Effect of Termination of Employment. Unless otherwise set forth in an applicable agreement, if a participant ceases to be employed by or provide other services to us and our subsidiaries, awards under the 2020 Plan will be treated as set forth in the 2020 Plan. Upon termination for cause, all unexercised option and SAR awards and all unvested portions of any other outstanding awards will be immediately forfeited without consideration. Upon termination for any other reason, all unvested and unexercisable portions of any outstanding awards will be immediately forfeited without consideration. Upon termination for any reason other than cause, death or disability, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of three months after the date of termination; however, if the participant dies during such three-month period, the vested and exercisable portions of the option and SAR awards may be exercised for a period of one year after the date of such termination. Upon termination due to death or disability, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of one year after the date of termination.

Effective Date and Term of the 2020 Plan. The 2020 Plan will become effective on the date it is approved by the Company’s stockholders. No awards will be made under the 2020 Plan prior to its effective date. Unless terminated earlier, the 2020 Plan will terminate on the tenth anniversary of the effective date. Awards outstanding under the 2020 Plan at the time it is terminated will continue in accordance with their terms and the terms of the 2020 Plan unless otherwise provided in the applicable agreements. The Board may suspend or terminate the 2020 Plan at any time.

Amendment of the Plan. The Board may amend the 2020 Plan from time to time, but no amendments to the 2020 Plan will be effective without stockholder approval if such approval is required under applicable laws, regulations or stock exchange rules. No termination, suspension or amendment of the 2020 Plan may materially impair the rights of any participant under a previously granted award without the consent of the affected participant, unless such action is necessary to comply with applicable laws or stock exchange rules.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2020 Plan, based on current statutes, regulations and interpretations.

Non-Qualified Stock Options. If a participant is granted a non-qualified stock option under the 2020 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2020 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, there will be a “disqualifying disposition.” As a result of a disqualifying disposition, the participant will have ordinary income in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid (and the Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income); and the participant will have capital gain (which may be long term or short term) to the extent the fair market value on the date of the disqualifying disposition exceeds the fair market value of the shares acquired at the time of exercise. If the fair market value of the shares at the time of a disqualifying disposition are less than the exercise price paid, then the participant will have a capital loss, which may be subject to limitations.

Other Awards. The current federal income tax consequences of other awards authorized under the 2020 Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) with respect to covered employees.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2020 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Awards Under the 2020 Plan and New Plan Benefits

Future awards under the 2020 Plan will be subject to the discretion of the Compensation Committee and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company, divisional, and individual performance.  Accordingly, it is not possible to determine the future benefits that would be received under the 2020 Plan, other than with respect to two non-executive officer employees and our non-employee directors.

The Compensation Committee has approved awards of 150,000 RSUs in the aggregate to two employees who are not executive officers, subject to stockholder approval of the 2020 Plan. If our stockholders do not approve the 2020 Plan, these awards will be terminated and of no further force or effect, and the Compensation Committee will consider what compensation, if any, to provide in lieu of such awards.

Under the current compensation program for our non-employee directors:

•	as annual equity awards:
o	each non-employee director receives an annual equity award of RSUs with a value of $85,000;
o	the Lead Independent Director receives an additional annual equity award of RSUs with a value of $42,500;

•	instead of cash retainers:
o	each non-employee director receives a quarterly equity award of RSUs with a value of $10,000;
o	each Chair of the Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee receives an additional quarterly equity award of RSUs with a value of $3,000; and
o	the Lead Independent Director receives an additional quarterly equity award of RSUs with a value of $5,000.

The number of RSUs in each award is determined by dividing the applicable value by the volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market over the trailing 20 trading days immediately prior to the date of grant.

For illustrative purposes only, the following table sets forth the awards received by the individuals and groups listed below under the 2019 Plan between its initial approval by our stockholders on May 10, 2019 and October 26, 2020:

Name and Principal Position	Dollar Value (1)	Number of Options (2)	Number of RSUs (2)
David Moradi	$4,989,001	-	300,417
Interim Chief Executive Officer, Chief Strategy Officer
Todd Bankofier	$53,440	8,691	-
Former Chief Executive Officer
Dr. Carr Bettis	$517,140	-	58,000
Executive Chairman
Sachin Barot	$958,670	-	134,834
Chief Financial Officer
Dominic Varacalli	$809,850	-	65,000
President
Sean Bradley	$35,627	5,794	-
Senior Vice President, Customer Advocacy
All current executive officers as a group (4 persons)	$7,274,662	-	558,251
All current non-employee directors as a group (3 persons)	$506,000	-	60,314
Non-executive officer employee group	$3,189,917	303,506	149,018

(1)	Represents the grant date fair value, which is measured as follows: (a) for options, using the Black-Scholes option pricing model; (ii) for RSUs with time- or performance-based vesting, using the closing price of our common stock on the date of grant, and (iii) for market-based RSUs, using the Monte Carlo simulation model.

(2)	Subject to vesting based on service, performance and/or market conditions, as defined in each respective award agreement.

Equity Compensation Plan Information

Prior to approval of the 2019 Plan at our 2019 Annual Meeting of Stockholders, the Company maintained a number of equity compensation plans that provided for the issuance of common stock to our officers, employees, directors and consultants upon the vesting and exercise of stock options, the vesting and settlement of RSUs, and pursuant to certain other types of equity awards. These plans (collectively, our “Prior Plans”) were our:

•	2012 Incentive Compensation Plan;

•	2013 Incentive Compensation Plan;

•	2014 Incentive Compensation Plan;

•	2015 Incentive Compensation Plan;

•	2016 Incentive Compensation Plan; and

•	2016 Incentive Compensation Plan, as amended.

All of our Prior Plans, other than our 2016 Incentive Compensation Plan, as amended, were approved by our stockholders. When our stockholders approved the 2019 Plan in May 2019, all of our Prior Plans terminated. No awards could be granted under the Prior Plans on or after the date of the 2019 Annual Meeting of Stockholders. Any awards outstanding when the Prior Plans were terminated were not affected by such termination.

The following table summarizes the information about outstanding options and RSUs, and available shares, under the 2019 Plan and our Prior Plans as of December 31, 2019:

				(c)
				Number of securities
				remaining available for
	(a)		(b)	future issuance under
	Number of securities to		Weighted-average	equity compensation
	be issued upon exercise		exercise price of	plans (excluding
	of outstanding options,		outstanding options,	securities reflected in
Plan Category	warrants and rights		warrants and rights(1)	column (a))
Equity compensation plans approved by security holders	1,149,047	(2)	$3.70	603,996	(3)
Equity compensation plans not approved by securityholders	120,352	(4)	--	0
Total	1,269,399		--	603,996

(1)	The weighted average exercise price of outstanding options does not take into account outstanding RSUs since they do not have an exercise price.

(2)	Represents 965,043 shares of common stock issuable upon the exercise of outstanding stock options and 184,004 shares of common stock issuable upon the vesting and settlement, or settlement, as applicable, of outstanding RSUs under our stockholder-approved equity incentive plans.

(3)	Represents 603,996 shares of common stock available for future equity awards under our 2019 Plan.

(4)	Represents shares of common stock issuable upon the vesting and/or settlement of outstanding RSUs granted under our 2016 Incentive Compensation Plan, as amended.

The Board unanimously recommends that you vote “FOR” Proposal 1 to approve the AudioEye, Inc. 2020 Equity Incentive Plan.

PROPOSAL 2

ADJOURNMENT PROPOSAL

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or if we do not have a quorum at the Special Meeting (“Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of Proposal 1. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of Proposal 1 such that the proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of the proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of the proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

The Board believes that it is in the best interests of our company and our stockholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of Proposal 1 if there are insufficient votes to approve such proposal at the time of the Special Meeting or in the absence of a quorum.

The Board unanimously recommends that you vote “FOR” Proposal 2.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2019 Fiscal Year

The table below summarizes the compensation paid to or earned by (i) our principal executive officer at December 31, 2019, (ii) our former Chief Executive Officer who served in that role for a portion of 2019 and (iii) each of our two other most highly compensated executive officers who were serving as executive officers at December 31, 2019 (collectively, our “named executive officers”), for the fiscal years ended December 31, 2019 and December 31, 2018.

						Stock	Option
		Salary		Bonus		Awards(1)	Awards	Total
Name and Principal Position	Year	($)		($)		($)	($)(1)	($)
Dr. Carr Bettis	2019	212,500	(2)	-		-	-	212,500
Executive Chairman, Chairman and Director	2018	175,000		40,000		171,000	-	386,000

Todd Bankofier	2019	300,000		-		-	53,440	353,440
Former Chief Executive Officer(3)	2018	250,000		80,000		-	-	330,000

Sachin Barot	2019	218,750		-	(5)	528,277	-	747,027
Chief Financial Officer(4)

Sean Bradley	2019	210,000		-		-	35,627	245,627
Senior Vice President, Customer Advocacy(6)	2018	200,000		45,000		-	-	245,000

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards and option awards granted during the reported fiscal years. For additional information regarding the assumptions we used to calculate the amounts in these columns, please refer to Note 11 to our audited consolidated financial statements included in our 2019 Annual Report filed with the SEC on March 30, 2020.

(2)	Dr. Bettis’ base annual salary was increased from $175,000 to $225,000 in June 2019 and from $225,000 to $325,000 in December 2019.

(3)	Mr. Bankofier served as Chief Executive Officer throughout 2018 and until September 2019, at which time he ceased to serve as Chief Executive Officer and was appointed as our Chief Revenue Officer. Mr. Bankofier’s employment with the Company terminated on January 17, 2020.

(4)	Mr. Barot commenced employment with the Company as its Chief Financial Officer on May 16, 2019.

(5)	Pursuant to Mr. Barot’s Employment Agreement with the Company (described below under “Summary of Compensation Arrangements with Named Executive Officers, including in connection with a Termination of Change in Control”), he received a $175,000 bonus for services provided during the first year of his employment (i.e., during the period from May 16, 2019 to May 16, 2020).

(6)	Prior to February 27, 2019, Mr. Bradley served as our President, Chief Technology Officer and Secretary. Effective February 27, 2019, Mr. Bradley began serving as our President, Chief Strategy Officer and Secretary. On June 3, 2020, Mr. Bradley resigned as President and Chief Strategy Officer, and was appointed to the position of Senior Vice President, Customer Advocacy.

Subsequent Events

Effective March 23, 2020, the Board appointed Heath Thompson as the Company’s Chief Executive Officer. Mr. Thompson ceased to be Chief Executive Officer on August 13, 2020.

On and effective August 13, 2020, the Board appointed David Moradi as the Company’s Interim Chief Executive Officer and Chief Strategy Officer and Dominic Varacalli as the Company’s President.

Summary of Compensatory Arrangements with Named Executive Officers, including in connection with a Termination or a Change in Control

Employment Agreement with Todd Bankofier.  Mr. Bankofier was employed as our Chief Executive Officer during 2018 pursuant to an Executive Employment Agreement dated as of February 13, 2018, effective December 31, 2017 (the “2018 Bankofier Agreement”). Under the 2018 Bankofier Agreement, Mr. Bankofier received a base annual salary of $250,000 and was eligible to receive bonuses and equity awards at the discretion of the Board and Compensation Committee.

In February 2019, the 2018 Bankofier Agreement was amended pursuant to an Amended and Restated Executive Employment Agreement dated as of February 25, 2019, effective January 1, 2019, pursuant to which, among other changes, Mr. Bankofier’s base annual salary was increased to $300,000.

In connection with Mr. Bankofier’s position transition from Chief Executive Officer to Chief Revenue Officer in September 2019, the Company and Mr. Bankofier entered into a Second Amended and Restated Executive Employment Agreement effective as of September 16, 2019 (the “2019 Amended Bankofier Agreement”).  The 2019 Amended Bankofier Agreement provided for a term of employment through September 15, 2020, and for a base annual salary of $300,000 that would change to $230,000 on January 1, 2020.  The 2019 Amended Bankofier Agreement provided that Mr. Bankofier would be eligible to receive an annual bonus for 2019 and that, for 2020 and any subsequent years, he would be eligible to receive quarterly bonuses based on the extent to which the Company achieved certain quarterly bookings and sales goals. The 2019 Amended Bankofier Agreement provided that if, during its term, the Company terminated Mr. Bankofier’s employment without cause or he resigned for good reason, Mr. Bankofier would be eligible to receive a separation payment in an amount of up to four months of his base annual salary and payment of the cost of certain COBRA continuation coverage for him and his eligible dependents.

2020 Bankofier Severance Agreement. In connection with the termination of Mr. Bankofier’s employment with the Company on January 17, 2020, the Company and Mr. Bankofier entered into a Severance Agreement and General Release of All Claims pursuant to which the Company agreed to pay to Mr. Bankofier severance compensation pursuant to the terms and conditions the 2019 Amended Bankofier Agreement (as described above). In addition, he received an additional cash severance payment of $25,000, as well as accelerated vesting of options to purchase 8,691 shares of common stock at an exercise price of $6.53 per share. The Company also extended the expiration date of those options from 90 days following his termination date to January 17, 2021.

2019 Employment Agreement with Sean Bradley.  On February 27, 2019, the Company entered into an Executive Employment Agreement (the “2019 Bradley Agreement”) with Mr. Bradley that terminated and superseded the 2018 Bradley Agreement effective January 1, 2019, other than with respect to Mr. Bradley’s title, which was changed by the Board on February 27, 2019 from President, Chief Technology Officer and Secretary to President, Chief Strategy Officer and Secretary.  Under the 2019 Bradley Agreement, Mr. Bradley receives a base annual salary of $210,000 and is eligible to be granted a bonus or bonuses at the sole discretion of the Board or the Compensation Committee and awards under the Company’s equity incentive compensation plans as the Compensation Committee may from time to time determine.  The one-year term of the 2019 Bradley Agreement expired on February 27, 2020, and Mr. Bradley’s employment with the Company continues on an at-will basis under the applicable terms of the 2019 Bradley Agreement.

Executive Employment Agreement with Sachin Barot.  The Company and Mr. Barot are parties to an Executive Employment Agreement (the “Barot Employment Agreement”), effective as of May 16, 2019, pursuant to which the Company employs Mr. Barot as its Chief Financial Officer. The Barot Employment Agreement provides for an initial one-year term, with automatic renewals for successive one-year terms, unless the agreement is terminated as provided therein or either party provides a non-renewal notice at least 60 days prior to the expiration of the then-current term. Under the Barot Employment Agreement, Mr. Barot receives a base annual salary of $350,000.

Pursuant to the Barot Employment Agreement, Mr. Barot received a cash bonus of $175,000 (the “2019/2020 Bonus”). Beginning in 2020, for each calendar year in which Mr. Barot is employed by the Company as of the last day of such calendar year, Mr. Barot will be eligible to receive a bonus or bonuses at the sole discretion of the Board or the Compensation Committee, provided that (i) Mr. Barot’s bonus for 2020 will take into account the portion of the 2019/2020 Bonus attributable to services rendered in 2020, and (ii) if the Compensation Committee determines that bonuses will be awarded for a calendar year and the Company and/or Mr. Barot have achieved the bonus targets for such calendar year, Mr. Barot will be awarded a bonus based on a target bonus opportunity of 50% of his base salary. Beginning in 2020, if (x) Mr. Barot’s employment is terminated by the Company for any reason other than his death, disability or cause (as disability and cause are defined in the Barot Employment Agreement) or (y) Mr. Barot resigns his employment for good reason (as defined in the Barot Employment Agreement), in each case, prior to the end of the calendar year, he will be eligible to be considered for a pro rata portion of his bonus.

The Barot Employment Agreement further provides for Mr. Barot to receive two RSU awards with respect to a total of 161,800 shares of the Company’s common stock. On June 3, 2019, Mr. Barot was granted an initial award of 80,900 RSUs that vest in three approximately equal annual installments commencing on the first anniversary of the grant date. The Barot Employment Agreement provides for Mr. Barot to receive an additional award of 80,900 RSUs that will vest upon the achievement of performance goals that will be determined by the Compensation Committee. All vesting of RSUs granted or to be granted to Mr. Barot under the Barot Employment Agreement are subject to his continued service with the Company through the applicable vesting date. As of October 26, 2020, 53,934 RSUs granted to Mr. Barot have vested.

The Barot Employment Agreement also provides that if a “qualifying termination” (as defined in the Barot Employment Agreement and including a termination by the Company for a reason other than death, disability or cause, or a resignation by Mr. Barot for good reason) occurs following the initial term, Mr. Barot will be eligible to be paid a pro rata bonus for the year in which the termination occurs, and he will be entitled to receive an amount equal to his base salary as of his termination date, payable in equal installments over 12 months following his termination date. If a qualifying termination occurs within 12 months following a change of control of the Company (as defined in the Barot Employment Agreement), all then outstanding and unvested equity awards held by Mr. Barot will vest in full.

All amounts paid to Mr. Barot under the Barot Employment Agreement (other than base salary, the 2019/2020 Bonus and accrued benefits) are subject to “clawback” rights in favor of the Company upon the occurrence of certain restatements of the Company’s financial information.

Employment Agreement with David Moradi. On August 20, 2020, Mr. Moradi and the Company entered into an Employment Agreement (the “Moradi Employment Agreement”) pursuant to which Mr. Moradi will receive an annual salary of $1. On the same date, Mr. Moradi received 260,000 performance share awards (the “PSAs”) that were granted under the 2019 Plan, as amended. Each PSA represents a contingent right to receive a share of the Company’s common stock upon vesting of the PSA. The PSAs will vest based on the Company’s achievement of performance conditions relating to its monthly recurring revenue and stock price as follows:

Performance Condition	Number of Performance Shares Vesting if Performance Condition Achieved
Monthly recurring revenue greater than or equal to $3.0 million for two consecutive calendar months	55,000

Monthly recurring revenue greater than or equal to $5.0 million for two consecutive calendar months	50,000

Volume Weight Average Price (“VWAP”) greater than or equal to $25 on The Nasdaq Stock Market LLC (“NASDAQ”) over 20 consecutive trading days	55,000

VWAP greater than or equal to $50 on NASDAQ over 20 consecutive trading days	50,000

VWAP greater than or equal to $100 on NASDAQ over 20 consecutive trading days	50,000

Any PSAs that have not vested on or prior to August 20, 2025 will be forfeited. Mr. Moradi must be serving as the Company’s Interim Chief Executive Officer or its Chief Strategy Officer as of the date the applicable performance condition is achieved for the related PSAs to vest. Any unvested PSAs will become fully vested if, on or prior to August 20, 2025, Mr. Moradi’s employment is terminated by the Company without cause.

The Employment Agreement also provides that the Company will pay Mr. Moradi a gross-up payment for any excise tax imposed under Section 4999 of the Code and any interest or penalties with respect to such excise tax, plus the amount necessary to put Mr. Moradi in the same after-tax position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code, in the event that any payments, rights, benefits, distributions, or entitlements provided or to be provided by the Company or any of its affiliates to Mr. Moradi or for his benefit pursuant to the terms of the Moradi Employment Agreement, the PSA agreement or otherwise would constitute parachute payments within the meaning of Section 280G of the Code.

Employment Agreement with Dominic Varacalli. Effective as of August 13, 2020, the Company and Mr. Varacalli entered into an employment agreement which provides that the Company will pay Mr. Varacalli an annual base salary of $210,000 and that he will be eligible to receive an annual cash performance bonus with a target value of $20,000. The Company also granted Mr. Varacalli 45,000 restricted stock units.

Health, Welfare and Retirement Benefits.  Our named executive officers are eligible to participate in our broad-based employee benefit plans, including a tax-qualified Section 401(k) savings plan, that are generally provided for all of our full-time employees.  Our executive officers may participate in such plans on the same basis as all of our other full-time employees.

Outstanding Equity Awards at 2019 Fiscal Year End

The following table sets forth certain information as of December 31, 2019 concerning stock options and RSUs held as of such date by our named executive officers:

	Option Awards						Stock Awards
	Number of		Number of				Number of
	securities		securities				shares or		Market value
	underlying		underlying				units of		of shares or
	unexercised		unexercised		Option	Option	stock that		units of stock
	options (#)		options (#)		Exercise	Expiration	have not		that have not
Name	Exercisable		Unexercisable		Price ($)	Date	vested (#)		vested ($)(1)
Dr. Carr Bettis(2)	80,000	(3)	-		0.95	1/15/2021	-		-

Todd Bankofier	80,000	(3)	-		0.95	1/15/2021	-		-
			8,691	(4)	6.53	1/17/2021	-		-
Sachin Barot	-		-		-	-	80,900	(5)	379,421

Sean Bradley	60,000	(3)	-		0.95	1/15/2021	-		-
			5,794	(6)	6.53	06/03/2029	-		-

(1)	The market value of unvested stock awards is calculated using a value of $4.69 per share, which was the closing price of AudioEye common stock on NASDAQ on December 31, 2019, which was the last trading day of the Company’s fiscal year ended December 31, 2019.

(2)	In addition to the equity awards set forth in this table, as of December 31, 2019, Dr. Bettis held 97,340 vested RSUs that will settle on the earlier of (i) July 1, 2024 or (ii) the date on which the Company undergoes any change of control (as such term is defined in the applicable RSU award agreements).

(3)	Each of Dr. Carr Bettis, Todd Bankofier and Sean Bradley was granted performance-based stock options in December 2015, which provided that they would vest provided (i) a share price condition was met and (ii) individual performance goals were achieved. In January 2018, the Compensation Committee determined that such options had become vested at each such officer’s target number of shares.

(4)	On June 3, 2019, the Company granted to Mr. Bankofier stock options that vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, provided Mr. Bankofier is still employed by the Company on the applicable vesting date. In connection with the termination of Mr. Bankofier’s employment with the Company on January 17, 2020, the Company accelerated the vesting of these stock options. The Company also extended the expiration date of these options from 90 days following his termination date to January 17, 2021.

(5)	On June 3, 2019, the Company granted to Mr. Barot 80,900 RSUs that vest in three approximately equal annual installments on each of the first three anniversaries of the grant date, provided that Mr. Barot is still employed by the Company on the applicable vesting date. The RSUs will be settled promptly after vesting.

(6)	On June 3, 2019, the Company granted to Mr. Bradley stock options that vest and become exercisable as to 3,852 shares in equal installments on each of the first two anniversaries of the grant date and as to 1,932 shares on the third anniversary of the grant date, provided that Mr. Bradley is still employed by the Company on the applicable vesting date.

The above table does not include any warrants that may have been acquired by a named executive officer in any private placement or similar transaction.

DIRECTOR COMPENSATION

Prior to October 2020, the Company’s non-employee directors received cash fees and annual equity awards as described below. Effective October 1, 2020, our non-employee director compensation program was modified, as described further below.

Cash Fees. The annual compensation for each non-employee director for service on the Board is $40,000, payable in four equal installments quarterly in advance. The Chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are also each paid additional annual compensation of $12,000, payable in four equal installments quarterly in advance. Historically, the directors received these fees in cash, but, beginning in October 2020, the non-employee directors no longer receive any cash compensation.

Equity Awards. Between July 2018 and September 2020, each non-employee director received an annual equity award of 11,280 RSUs under the Company’s equity compensation plans for his service as a director. These RSUs vest on the first anniversary of the grant date provided the director’s service has not terminated prior to such date. Any vested RSUs are settled on the earlier of the 7th anniversary of the grant date or immediately prior to the closing of a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

Beginning October 1, 2020:

•	as annual equity awards:
o	each non-employee director receives an annual equity award of RSUs with a value of $85,000;
o	the Lead Independent Director receives an additional annual equity award of RSUs with a value of $42,500;

•	instead of cash retainers:
o	each non-employee director receives a quarterly equity award of RSUs with a value of $10,000;
o	each Chair of the Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee receives an additional quarterly equity award of RSUs with a value of $3,000; and
o	the Lead Independent Director receives an additional quarterly equity award of RSUs with a value of $5,000.

The number of RSUs in each award is determined by dividing the applicable value by the volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market over the trailing 20 trading days immediately prior to the date of grant.

The annual RSUs vest on the first anniversary of the grant date provided the director’s service has not terminated prior to such date. Any of these vested RSUs are settled on the earlier of the 7th anniversary of the grant date or immediately prior to the closing of a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but in no case later than March 15 of the following year. The quarterly RSUs are granted in advance on the first day of each calendar quarter and vest on the grant date. These vested RSUs are settled on the earlier of the 3rd anniversary of the grant date or immediately prior to the closing of a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but in no case later than March 15 of the following year.

2019 Compensation. The following table sets forth summary information concerning the compensation paid to our non-employee directors for the fiscal year ended December 31, 2019 for services provided to us in their capacity as directors.  Compensation paid to or earned by Dr. Carr Bettis, who was a director and a named executive officer during the fiscal year ended December 31, 2019, is set forth in the Summary Compensation Table in the section above titled “Executive Compensation–Summary Compensation Table.” Mr. Moradi served as a non-employee director until August 2020, when he became an employee and officer of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		Total ($)
Anthony Coelho	55,000	73,658	(3)	128,658
David Moradi	15,918	54,708	(4)	70,626
Ernest Purcell	52,000	73,658	(2)	125,658
Jamil Tahir	15,918	54,708	(4)	70,626
Alexandre Zyngier	52,000	73,658	(3)	125,658

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards granted during the reported fiscal year. For additional information regarding the assumptions we used to calculate the amounts in this column, please refer to Note 11 to our audited consolidated financial statements included in our 2019 Annual Report filed with the SEC on March 30, 2020.

(2)	As of December 31, 2019, our non-employee directors and their respective affiliates held the following stock and option awards that had been granted to them as compensation for services provided to us in their capacity as directors: Anthony Coelho held (i) vested stock options to purchase a total of 58,000 shares, (ii) 27,880 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs; Ernest Purcell held (i) vested stock options to purchase a total of 110,000 shares, (ii) 29,480 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs; and Alexandre Zyngier held (i) stock options to purchase a total of 70,000 shares, (ii) 29,480 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs. As of December 31, 2019, each of David Moradi and Jamil Tahir held 11,280 unvested RSUs granted to them as compensation for services provided to us in their capacity as directors.

(3)	Consistent with prior years, on May 10, 2019, the Compensation Committee granted each of our non-employee directors then serving on the Board an award of RSUs with respect to 11,280 shares of the Company’s common stock. Each such award will vest on the first anniversary of the grant date, provided the director’s service does not terminate prior to such date. The settlement date for any RSUs that become vested will be the first to occur of (x) the 7th anniversary of the grant date or (y) the date on which the Company undergoes a change of control within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

(4)	On December 6, 2019, the Compensation Committee granted each of David Moradi and Jamil Tahir, in connection with their initial appointment to the Board, an award of RSUs with respect to 11,280 shares of the Company’s common stock. Each such award will vest in full on the first anniversary of the grant date. The settlement date for any RSUs that become vested will be the first to occur of (x) the 7th anniversary of the grant date or (y) the date on which the Company undergoes a change of control within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

The above table does not include warrants acquired by any director in any private placement or similar transaction or any cash payments for services provided by a director and/or any affiliate for services provided to the Company other than in such individual’s capacity as a director.

Subsequent Events

On April 1, 2020, Ernest Purcell resigned from the Board, effective immediately prior to the Company’s 2020 Annual Meeting of Stockholders held on May 18, 2020. Upon Mr. Purcell’s resignation, Alexandre Zyngier was named Lead Independent Director.

On July 15, 2020, Alexandre Zyngier resigned from the Board. Following Mr. Zyngier’s resignation, Jamil Tahir was named Lead Independent Director on July 20, 2020.

On July 17, 2020, the Board appointed Marc Lehmann as a director and a member of the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

We have two classes of voting securities outstanding, namely our: (1) common stock, par value $0.00001 per share, of which 9,956,901 shares were outstanding as of the close of business on October 26, 2020, and (2) Series A Convertible Preferred Stock, par value $0.00001 per share, of which 100,000 shares were outstanding as of the close of business on October 26, 2020.  As of such date, the 100,000 outstanding shares of Series A Convertible Preferred Stock were convertible into an aggregate of approximately 290,686 shares of our common stock.

Each share of our common stock entitles the holder to one vote on all matters put to a vote of stockholders at the Special Meeting.  On all such matters, each holder of shares of our Series A Convertible Preferred Stock is entitled to cast a number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series A Convertible Preferred Stock are convertible on the Record Date.

The following table sets forth information regarding the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of October 26, 2020 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock or Series A Convertible Preferred Stock;

•	each of our directors and named executive officers who beneficially owns shares; and

•	all of our current directors and executive officers as a group.

The following table also sets forth, as of October 26, 2020 and for the beneficial owners listed in the table, their respective percentages of the Company’s total voting power on October 26, 2020.  Such percentages are based on our shares of common stock and Series A Convertible Preferred Stock outstanding as of the close of business on October 26, 2020.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock and Series A Convertible Preferred Stock beneficially owned by them, subject to community property laws where applicable.

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to which a person is deemed to have beneficial ownership of any shares of common stock and Series A Convertible Preferred Stock that such stockholder has the right to acquire within 60 days after October 26, 2020.  The inclusion of any securities in the following table does not constitute an admission of beneficial ownership by the persons named below.

Unless otherwise indicated, the business address of each of the individuals listed in the table is c/o AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711.

	Common Stock			Series A Convertible Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Beneficially Owned (1)(2)	Number of Shares Beneficially Owned on an As-Converted Basis		Percentage Beneficially Owned(3)	Percentage of Total Voting Power
David Moradi	3,064,914	(4)	30.8%	145,343		50.0%	29.9%

Dr. Carr Bettis(5)	958,430	(6)	9.6	29,069	(7)	10.0	9.4

Greenhaven Road Investment Management, LP(8)	784,086	(9)	7.9	-		-	7.7

KTK Capital Inc.(10)	616,305	(11)	6.2	29,069		10.0	6.0

Sachin Barot	53,934		*	-		-	*

Dominic Varacalli	-		-	-		-	-

Todd Bankofier	100,247	(12)	1.0	-		-	1.0

Sean Bradley	256,124	(13)	2.6	11,938		4.1	2.5

Marc Lehmann	94,881	(14)	*	-		-	*

Jamil Tahir	212,652	(15)	2.1	-		-	2.1

Anthony Coelho	107,713	(16)	1.1	-		-	1.1

All current directors and executive officers as a group (7 persons)	4,492,524	(17)	45.1%	174,412		60%	43.8

 * Less than 1%

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise or conversion of all options, warrants and convertible securities beneficially owned by such person or entity that are exercisable or convertible as of, or become exercisable or convertible within 60 days after, October 26, 2020, inclusive of the effect of additional dividend accruals in the case of shares of our Series A Convertible Preferred Stock. Shares of common stock issuable pursuant to the exercise of stock options or warrants or pursuant to the conversion of convertible securities as of or within 60 days after October 26, 2020 are deemed outstanding and held by the holder of such options, warrants or convertible securities for the purpose of computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
(2)	These percentages have been calculated based on 9,956,901 shares of the Company’s common stock outstanding on October 26, 2020.
(3)	Shares of Series A Convertible Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Convertible Preferred Stock assume the conversion of all such shares beneficially owned by such person or entity into common stock within 60 days after October 26, 2020, inclusive of the effect of additional dividend accruals. These percentages have been calculated based on 100,000 shares of the Company’s Series A Convertible Preferred Stock outstanding on October 26, 2020, which shares were convertible as of such date into an aggregate of approximately 290,686 shares of common stock.
(4)	Comprised of (i) 155,169 shares of common stock, (ii) 29,137 RSUs that are scheduled to vest within 60 days following October 26, 2020, and warrants to purchase 4,000 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020, held by Mr. Moradi, (iii) 2,731,265 shares of common stock held by Sero Capital LLC, an entity for which David Moradi is deemed the beneficial owner, and (iv) 145,343 shares of common stock that are issuable as of or become issuable within 60 days after October 26, 2020 upon conversion of 50,000 shares of Series A Convertible Preferred Stock held by Mr. Moradi.
(5)	Dr. Bettis’ business address is c/o Reach4Partners, 16211 N. Scottsdale Road, Suite A6A-628, Scottsdale, Arizona 85254.
(6)	Comprised of (i) 174,157 shares of common stock, 97,340 RSUs that are vested as of or become vested within 60 days after October 26, 2020, and options to purchase 80,000 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020, all held by Dr. Bettis; (ii) 492,728 shares of common stock and warrants to purchase 11,680 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020, all held by CSB IV US Holdings LLC, an entity for which Mr. Bettis is deemed a beneficial owner; (iii) 18,600 shares of common stock held by Carr Bettis IRA, an account for which Mr. Bettis is deemed the beneficial owner; and (iv) 54,856 shares of common stock and 29,069 shares of common stock that are issuable as of or become issuable within 60 days after October 26, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock, held by J. Carr & Stephanie V. Bettis Revocable Trust, dated January 1, 2003, an entity for which Mr. Bettis is deemed a beneficial owner.
(7)	Comprised of 29,069 shares of common stock that are issuable as of or within 60 days after October 26, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock held by J. Carr & Stephanie V. Bettis Revocable Trust, dated January 1, 2003, an entity for which Mr. Bettis is deemed a beneficial owner.
(8)	Greenhaven Road Investment Management’s business address is c/o Royce & Associates LLC, 8 Sound Shore Drive, Suite 190, Greenwich, Connecticut 06830.
(9)	Based on a Schedule 13G filed with the SEC on September 24, 2020 by Scott Stewart Miller (“Mr. Miller”); Greenhaven Road Investment Management, LP (the “Investment Manager”); MVM Funds, LLC (the “General Partner”); Greenhaven Road Capital Fund 1, L.P. (“Fund 1”); and Greenhaven Road Capital Fund 2, L.P. (“Fund 2”), includes (i) 322,203 shares of common stock held by Fund 1 and (ii) 461,883 shares of common stock held by Fund 2. The Investment Manager is the investment manager of Fund 1 and Fund 2. The General Partner is the general partner of Fund 1, Fund 2 and the Investment Manager. Mr. Miller is the controlling person of the General Partner. Mr. Miller, the Investment Manager and the General Partner may be deemed to beneficially own the shares of common stock directly beneficially owned by Fund 1 and Fund 2.
(10)	KTK Capital’s business address is 100 South Pointe Drive #1610, Miami Beach, Florida 33139.
(11)	Based on a Schedule 13G filed with the SEC on February 26, 2019 by Keith Kosow and KTK Capital, Inc. (“KTK Capital”), includes (i) 172,703 shares of common stock held by Mr. Kosow and (ii) 285,158 shares of common stock and warrants to purchase 129,375 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020, held by KTK Capital, a company controlled by Mr. Kosow and for which Mr. Kosow is deemed the beneficial owner. Also includes 29,069 shares of common stock that are issuable as of or become issuable within 60 days after October 26, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock held by KTK Capital.

(12)	Mr. Bankofier was a named executive officer as a result of serving as Chief Executive Officer throughout 2018 and until September 2019, at which time he ceased to serve as Chief Executive Officer and was appointed as our Chief Revenue Officer. Mr. Bankofier’s employment with the Company terminated on January 17, 2020. The amount shown in the table for Mr. Bankofier is comprised of (i) 90,756 shares of common stock and warrants to purchase 800 shares of common stock that were exercisable as of or became exercisable within 60 days after October 26, 2020 and (ii) options to purchase 8,691 shares of common stock that are exercisable as of October 26, 2020.
(13)	Comprised of (i) 65,657 shares of common stock, options to purchase 1,931 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020, and 11,938 shares of common stock that are issuable as of or become issuable within 60 days after October 26, 2020 upon conversion of 4,107 shares of Series A Convertible Preferred Stock, all held by Mr. Bradley, and (ii) 176,598 shares of common stock held by Banyon Tree LLC, an entity for which Mr. Bradley is deemed the beneficial owner.
(14)	Comprised of 94,228 shares of common stock and 653 RSUs that are vested as of October 26, 2020 but have not settled.
(15)	Comprised of (i) 12,652 RSUs that are vested as of October 26, 2020 but have not settled held by Mr. Tahir; and (ii) 200,000 shares of common stock owned by TurnMark Partners, L.P., an investment partnership beneficially owned by Mr. Tahir.
(16)	Comprised of 39,704 shares of common stock, 40,009 RSUs that are vested as of October 26, 2020 but have not settled, and options to purchase 28,000 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020.
(17)	Comprised of (i) an aggregate of 4,014,641 shares of common stock; (ii) options to purchase an aggregate of 108,000 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020; (iii) warrants to purchase an aggregate of 15,680 shares of common stock that are exercisable as of or become exercisable within 60 days after October 26, 2020; (iv) 179.791 RSUs that are vested as of or are scheduled to vest within 60 days following October 26, 2020, and (vi) an aggregate of 174,412 shares of common stock that are issuable as of or become issuable within 60 days after October 26, 2020 upon conversion of an aggregate of 60,000 shares of Series A Convertible Preferred Stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for notices, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such materials to those stockholders.  This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs.  AudioEye and certain intermediaries will be householding notices and proxy statements for stockholders of record in connection with the Special Meeting.  This means that:

•	Only one notice and proxy statement will be delivered to multiple stockholders sharing an address unless you notify your broker or bank to the contrary;

•	You can contact AudioEye by calling (866) 331-5324 or by writing to Sachin Barot, Chief Financial Officer, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711, to request a separate copy of the notice and proxy statement for the Special Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future, or you can contact your bank or broker to make a similar request; and

•	You can request delivery of a single copy of the notice and proxy statement from your bank or broker if you share the same address as another AudioEye stockholder and your bank or broker has determined to household proxy materials.

OTHER MATTERS

We know of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

By Order of the Board of Directors,

/s/ DAVID MORADI
David Moradi
Interim Chief Executive Officer, Chief Strategy Officer

Tucson, Arizona
November [ ], 2020

APPENDIX A

AUDIOEYE, INC. 2020 EQUITY INCENTIVE PLAN

AUDIOEYE, INC.

2020 EQUITY INCENTIVE PLAN

1.            Purpose. The purpose of the AudioEye, Inc. 2020 Equity Incentive Plan (the “Plan”) is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s stockholders, and to thereby promote the Company’s long-term business success.

2.            Definitions. In this Plan, the following definitions will apply.

(a)            “Affiliate” means any entity that is a Subsidiary or Parent of the Company.

(b)            “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Other Stock-Based Awards or Cash Incentive Awards.

(c)            “Award Agreement” means the written or electronic agreement, notice or other document containing the terms and conditions applicable to each Award granted under the Plan, including all amendments thereto. An Award Agreement is subject to the terms and conditions of the Plan.

(d)            “Board” means the Board of Directors of the Company.

(e)            “Cash Incentive Award” means a dollar-denominated performance-based Award as described in Section 11(b).

(f)             “Cause” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) Participant’s failure to substantially perform the fundamental duties and responsibilities associated with Participant’s position for any reason other than a physical or mental disability, including Participant’s failure or refusal to carry out reasonable instructions; (ii) Participant’s material breach of any material written Company policy; (iii) Participant’s gross misconduct in the performance of Participant’s duties for the Company; (iv) Participant’s material breach of the terms of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any; (v) being arrested or charged with any fraudulent or felony criminal offense or any other criminal offense which reflects adversely on the Company or reflects conduct or character that the Board reasonably concludes is inconsistent with continued employment; or (vi) any criminal conduct that is a “statutory disqualifying event” (as defined under federal securities laws, rules and regulations).

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(g)           “Change in Control” means, unless otherwise defined in a then-effective written agreement (including an Award Agreement) between a Participant and the Company or any Affiliate, one of the following:

(1)           An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 80% of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A)            any acquisition of securities of the Company by an Exchange Act Person from the Company for the purpose of providing financing to the Company;

(B)             any formation of a Group consisting solely of beneficial owners of the Company's Voting Securities as of the effective date of this Plan; or

(C)             any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of more than 80%.

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of more than 80% of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred.

(2)           Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3)           A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company's Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 80% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through any Parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company's Voting Securities; (B) no Exchange Act Person beneficially owns, directly or indirectly, more than 80% of the combined voting power of the Voting Securities of the entity resulting from such Corporate Transaction; and (C) at least a majority of the members of the board of directors (or comparable governors) of the entity resulting from such Corporate Transaction were Continuing Directors at the time of the initial agreement, or the action of the Board, providing for such Corporate Transaction.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(g) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(h)            “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.

(i)             “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of applicable stock exchange rules and regulations and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.

(j)             “Company” means AudioEye, Inc., a Delaware corporation, and any successor thereto.

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(k)          “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii), an individual whose initial assumption of office occurs as the result of an actual or threatened proxy contest involving the solicitation of proxies or consents by a person or Group other than the Board, or by reason of an agreement intended to avoid or settle an actual or threatened proxy contest.

(l)           “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving entity.

(m)         “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

(n)          “Employee” means an employee of the Company or an Affiliate.

(o)         “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(p)         “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(q)         “Fair Market Value” means the fair market value of a Share determined as follows:

(1)           If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2)           If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(r)           “Full Value Award” means an Award other than an Option Award, Stock Appreciation Right Award or Cash Incentive Award.

(s)          “Good Reason” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or an Affiliate, or any other action by the Company or an Affiliate which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or an Affiliate to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant. An event or action will not give the Participant grounds for Good Reason unless (A) the Participant gives the Company written notice within 60 days after the initial existence of the event or action that the Participant intends to resign for Good Reason due to such event or action; (B) the event or action is not reasonably cured by the Company within 30 days after the Company receives written notice from the Participant; and (C) the Participant terminates service within 30 days after the end of the cure period.

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(t)             “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(u)            “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(v)            “Non-Employee Director” means a member of the Board who is not an Employee.

(w)           “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” or “NQSO” means an Option other than an Incentive Stock Option.

(x)            “Other Stock-Based Award” means an Award described in Section 11(a) of this Plan.

(y)           “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(z)            “Participant” means a Service Provider to whom a then-outstanding Award has been granted under the Plan.

(aa)         “Plan” means this AudioEye, Inc. 2020 Equity Incentive Plan, as amended and in effect from time to time.

(bb)         “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award Agreement.

(cc)          “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services to the Company or any Affiliate or upon the entity to which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Award Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

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(dd)          “Service Provider” means an Employee, a Non-Employee Director, or any natural person who is a consultant or advisor, or is employed by a consultant or advisor retained by the Company or any Affiliate, and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(ee)          “Share” means a share of Stock.

(ff)            “Stock” means the common stock, $0.00001 par value per Share, of the Company.

(gg)          “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(hh)          “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award Agreement.

(ii)            “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(jj)            “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The terms and conditions of a Substitute Award may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which it has been granted.

(kk)         “Voting Securities” of an entity means the outstanding equity securities (or comparable equity interests) entitled to vote generally in the election of directors of such entity.

3.            Administration of the Plan.

(a)            Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)            Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)           determining the Service Providers to whom Awards will be granted, the timing of each such Award, the type of and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

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(2)           cancelling or suspending an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 15(d) and 15(e);

(3)           adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Award Agreement, reconciling any inconsistency, correcting any defect or supplying an omission in the Plan or any Award Agreement, and making all other determinations necessary or desirable for the administration of the Plan;

(4)           granting Substitute Awards under the Plan;

(5)           taking such actions as are provided in Section 3(c) with respect to Awards to foreign Service Providers; and

(6)           requiring or permitting the deferral of the settlement of an Award, and establishing the terms and conditions of any such deferral.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(c)            Awards to Foreign Service Providers. The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

(d)            Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if one or more members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2(i). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of the Board comprised of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e)            Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Award Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

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(f)            Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual's duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

4.            Shares Available Under the Plan.

(a)             Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 1,000,000. No further awards may be made under the AudioEye, Inc. 2019 Equity Incentive Plan after the effective date of this Plan. Shares issued under the Plan may come from authorized and unissued shares or treasury shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1)           Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of shares could be received.

(2)           Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.

(3)           Shares subject to Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(4)           Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b)           Effect of Forfeitures and Other Actions. Any Shares subject to an Award that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the exercise price of a stock option issued under this Plan, (ii) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award under this Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan, and (iv) Shares subject to a stock appreciation right award issued under this Plan that are not issued in connection with the stock settlement of that award upon its exercise.

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(c)            Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall supplement the Share reserve under Section 4(a). Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(d)            No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, adopt any rounding convention it deems suitable or pay cash in lieu of any fractional Share in settlement of an Award.

(e)            Limits on Awards to Non-Employee Directors. The maximum number of Shares subject to Awards granted to any Non-Employee Director during any calendar year, together with any cash fees paid to such Non-Employee Director during such calendar year, shall not exceed a total value of $400,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

5.            Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6.            General Terms of Awards.

(a)           Award Agreement. Each Award shall be evidenced by an Award Agreement setting forth the amount of the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b)           Vesting and Term. Each Award Agreement shall set forth the period until the applicable Award is scheduled to vest and, if applicable, expire (which shall not be more than ten years from the Grant Date), and the applicable vesting conditions and any applicable performance period. The Committee may provide in an Award Agreement for such vesting conditions and timing as it may determine.

(c)            Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Award Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

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(d)           Designation of Beneficiary. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

(e)             Termination of Service. Unless otherwise provided in an applicable Award Agreement or another then-effective written agreement between a Participant and the Company, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or SAR Award, as applicable):

(1)           Upon termination of Service for Cause, all unexercised Option and SAR Awards and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)           Upon termination of Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3)           Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of three months after the date of such termination. However, if a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(4)           Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(f)            Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g)           Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which the grant, vesting, exercisability, lapse of restrictions and/or settlement of such Award has been earned. The Committee shall also have the authority to provide, in an Award Agreement or otherwise, for the modification of a performance period and/or adjustments to or waivers of the achievement of performance goals under specified circumstances such as (i) the occurrence of events that are unusual in nature or infrequently occurring, such as a Change in Control, an equity restructuring (as described in Section 12(a)), acquisitions, divestitures, restructuring activities, recapitalizations, or asset write-downs, (ii) a change in applicable tax laws or accounting principles, or (iii) the Participant’s death or Disability.

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(h)            Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions payable with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions and risk of forfeiture as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents, based on dividends actually declared and paid on outstanding Shares, on the units or other Share equivalents subject to the Stock Unit Award or Other Stock-Based Award, and such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the units or other Share equivalents to which such dividend equivalents relate. The additional terms of any such dividend equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Any Shares issued or issuable during the term of this Plan as the result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan’s share reserve as provided in Section 4.

(i)            Deferrals of Full Value Awards and Cash Incentive Awards. The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Full Value Award or Cash Incentive Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and with the intention of complying with the applicable requirements of Code Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Award Agreement or in such other agreement, plan or document as the Committee may determine, or some combination of such documents. The terms, conditions, rules and procedures for any such deferral shall address, to the extent relevant, matters such as: (i) the amount of compensation that may or must be deferred (or the method for calculating the amount); (ii) the permissible time(s) and form(s) of payment of deferred amounts; (iii) the terms and conditions of any deferral elections by a Participant or of any deferral required by the Company; and (iv) the crediting of interest or dividend equivalents on deferred amounts.

7.            Stock Option Awards.

(a)            Type and Exercise Price. The Award Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option Award may be purchased shall be determined by the Committee and set forth in the Award Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b)            Payment of Exercise Price. The purchase price of the Shares with respect to which an Option Award is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in either case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

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(c)            Exercisability and Expiration. Each Option Award shall be exercisable in whole or in part on the terms provided in the Award Agreement. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

(d)            Incentive Stock Options.

(1)           An Option Award will constitute an Incentive Stock Option Award only if the Participant receiving the Option Award is an Employee, and only to the extent that (i) it is so designated in the applicable Award Agreement and (ii) the aggregate Fair Market Value (determined as of the Option Award’s Grant Date) of the Shares with respect to which Incentive Stock Option Awards held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option Award granted to a Participant exceeds this limit, the Option Award shall be treated as a Non-Qualified Stock Option Award. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Option Awards under the Plan shall be 1,000,000, subject to adjustment as provided in Section 12(a).

(2)           No Participant may receive an Incentive Stock Option Award under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined Voting Power of all classes of stock of the Company or an Affiliate, unless (i) the per Share exercise price for such Award is at least 110% of the Fair Market Value of a Share on the Grant Date and (ii) such Award will expire no later than five years after its Grant Date.

(3)             For purposes of continued Service by a Participant who has been granted an Incentive Stock Option Award, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4)             If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

(5)             The Award Agreement covering an Incentive Stock Option Award shall contain such other terms and provisions that the Committee determines necessary to qualify the Option Award as an Incentive Stock Option Award.

(e)           Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option Award during the applicable post-termination of Service exercise period as set forth in Section 6(e) or in the applicable Award Agreement is prevented by Section 16(c), the Option shall remain exercisable until the later of (i) 30 days after the date the exercise of the Option would no longer be prevented by such provision, or (ii) the end of the applicable post-termination exercise period, but in no event later than the scheduled expiration date of the Option as set forth in the applicable Award Agreement.

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8.            Stock Appreciation Right Awards.

(a)           Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)           Exercise of SAR. Each SAR Award may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Award Agreement. No SAR Award shall be exercisable at any time after its scheduled expiration. When a SAR Award is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR Award, payment to the Participant shall be made at such time or times as shall be provided in the Award Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Award Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR Award.

9.            Restricted Stock Awards.

(a)             Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b)            Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Except as otherwise provided in the Plan or an applicable Award Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

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10.          Stock Unit Awards.

(a)           Vesting and Consideration. A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period and the number of Stock Units that will be earned and eligible to vest shall be determined by the Committee. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b)           Settlement of Award. Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee.

11.          Other Awards.

(a)            Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

(b)           Cash Incentive Awards. A Cash Incentive Award shall be considered a performance-based Award for purposes of, and subject to, Section 6(g), the payment of which shall be contingent upon the degree to which one or more specified performance goals have been achieved over the specified performance period. Cash Incentive Awards may be granted to any Participant in such dollar-denominated amounts and upon such terms and at such times as shall be determined by the Committee. Following the completion of the applicable performance period and the vesting of a Cash Incentive Award, payment of the settlement amount of the Award to the Participant shall be made at such time or times in the form of cash, Shares or other forms of Awards under the Plan (valued for these purposes at their grant date fair value) or a combination of cash, Shares and other forms of Awards as determined by the Committee and specified in the applicable Award Agreement.

12.          Changes in Capitalization, Corporate Transactions, Change in Control.

(a)            Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants.  In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan.  No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

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(b)           Corporate Transactions. Unless otherwise provided in an applicable Award Agreement or another written agreement between a Participant and the Company, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1)           Continuation, Assumption or Replacement of Awards. In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 12(a)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Section 409A (and Code Section 424 if the Award is an ISO), either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the

Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(2)           Acceleration. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Option and SAR Awards shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction, and (iii) to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be deemed “fully vested” for purposes of this Section 12(b)(2) if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the Award at that level of performance is proportionate to the portion of the performance period that has elapsed as of the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants. The exercise of any Option or SAR Award whose exercisability is accelerated as provided in this Section 12(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(3)           Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award canceled shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to the preceding sentence is not a positive number with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 12(b)(3) shall be the number of Shares as to which the Award would have been deemed “fully vested” for purposes of Section 12(b)(2). Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award canceled, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

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(4)         Termination After a Corporate Transaction. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(1), and if within 12 months after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, or voluntarily terminates his or her Service for Good Reason, then (i) outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of Service, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full (with vesting in full for a performance-based award determined as provided in Section 12(b)(2), except that the proportionate vesting amount will be determined with respect to the portion of the performance period during which the Participant was a Service Provider).

(c)           Other Change in Control. Unless otherwise provided in an applicable Award Agreement or another written agreement between a Participant and the Company, in the event of a Change in Control that does not involve a Corporate Transaction, all Awards will continue in accordance with their terms; provided, however, if within 12 months after the Change in Control a Participant experiences an involuntary termination of Service for reasons other than Cause or voluntarily terminates his or her Service for Good Reason, then (i) outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of Service, (ii) subject to clause (iii) below, any Full Value Awards that are not yet fully vested shall immediately vest in full, and (iii) to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be deemed “fully vested” for purposes of this Section 12(c) if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the Award at that level of performance is proportionate to the portion of the performance period that has occurred up to the date of such Participant’s termination of Service.

(d)           Dissolution or Liquidation. Unless otherwise provided in an applicable Award Agreement, in the event of a proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.

13.           Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Award Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

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14.           Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the Participant to satisfy all or any part of the required tax withholding obligations (but not to exceed the maximum individual statutory tax rate in each applicable jurisdiction) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant pursuant to the Award, or by transferring to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

15.           Effective Date, Duration, Amendment and Termination of the Plan.

(a)            Effective Date. The Plan shall become effective on the date it is approved by the Company’s stockholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date.

(b)           Duration of the Plan. The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Award Agreements.

(c)            Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant's consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d)           Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any Award Agreement evidencing an Award previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant's consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 16(i).

(e)            No Option or SAR Repricing. Except as provided in Section 12(a), no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s stockholders.

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16.           Other Provisions.

(a)           Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b)           Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)            Compliance with Applicable Legal Requirements and Company Policies. No Shares distributable pursuant to the Plan shall be issued and delivered unless and until the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws.  Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction. Notwithstanding any other provision of this Plan, the acquisition, holding or disposition of Shares acquired pursuant to the Plan shall in all events be subject to compliance with any applicable Company policies, including those relating to insider trading, pledging or hedging transactions, minimum post-vesting holding periods and stock ownership guidelines, and to forfeiture or recovery of compensation as provided in Section 16(i).

(d)           Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e)           Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

(f)            Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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(g)           Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Award Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Award Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)         If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)         If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(h)           Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 16(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i)            Forfeiture and Compensation Recovery.

(1)         The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2)         Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Award Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

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AUDIOEYE, INC.
BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O AUDIOEYE, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

DURING THE VIRTUAL MEETING:
Go to www.virtualshareholdermeeting.com/AEYE2020SM
You may attend the virtual-only meeting via the Internet and vote during the virtual meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

DETACH AND RETURN THIS PORTION ONLY

AUDIOEYE, INC.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D26369-S11991 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AUDIOEYE, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1.To approve the AudioEye, Inc. 2020 Equity Incentive Plan.!!! 2.To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are!!! insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D26370-S11991 AUDIOEYE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS DECEMBER 9, 2020 The undersigned hereby appoints Sachin Barot and Lonny Sternberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of AudioEye, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held virtually at 10:00 a.m., Eastern Time, on Wednesday, December 9, 2020, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

AUDIOEYE, INC.
BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O AUDIOEYE, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

DURING THE VIRTUAL MEETING:
Go to www.virtualshareholdermeeting.com/AEYE2020SM
You may attend the virtual-only meeting via the Internet and vote during the virtual meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D26371-S11991

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AUDIOEYE, INC.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D26371-S11991 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AUDIOEYE, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1.To approve the AudioEye, Inc. 2020 Equity Incentive Plan.!!! 2.To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are!!! insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D26372-S11991 AUDIOEYE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS DECEMBER 9, 2020 The undersigned hereby appoints Sachin Barot and Lonny Sternberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Series A Convertible Preferred Stock of AudioEye, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held virtually at 10:00 a.m., Eastern Time, on Wednesday, December 9, 2020, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE